                      METROPOLITAN LIFE INSURANCE COMPANY
                       THE NEW ENGLAND VARIABLE ACCOUNT

                              ZENITH ACCUMULATOR

                       SUPPLEMENT DATED OCTOBER 4, 2002
                                    TO THE
                        PROSPECTUS DATED APRIL 30, 1999
                          AS SUPPLEMENTED MAY 1, 2002

    For Contracts issued in New York, the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, each a Portfolio of the American Funds Insurance Series, are now available as investment options.

    However, these Portfolios will be closed to additional investments during the annuity period. In other words, once annuity payments begin, you cannot transfer any Contract Value to any Portfolio of the American Funds Insurance Series.



VA280